Exhibit 10.11

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of April 27, 2016, made DREW INDUSTRIES INCORPORATED, a Delaware corporation (the “Parent”), LIPPERT COMPONENTS, INC., a Delaware corporation (the “Issuer”), DSI ACQUISITION CORP., an Indiana corporation (“DSI”), INNOVATIVE DESIGN SOLUTIONS, INC., a Michigan corporation (“IDS”), KINRO TEXAS INC., a Texas corporation (“Kinro”), KM REALTY, LLC, an Indiana limited liability company (“KM”), KM REALTY II, LLC, an Indiana limited liability company (“KM II”), LCM REALTY, LLC, an Indiana limited liability company (“LCM I”), LCM REALTY II, LLC, an Indiana limited liability company (“LCM II”), LCM REALTY III, LLC, an Indiana limited liability company (“LCM III”), LCM REALTY IV, LLC, an Indiana limited liability company (“LCM IV”), LCM REALTY V, LLC, a Michigan limited liability company (“LCM V”), LCM REALTY VI, LLC, an Indiana limited liability company (“LCM VI”), LCM REALTY VII, LLC, an Indiana limited liability company (“LCM VII”), LCM REALTY VIII, LLC, an Indiana limited liability company (“LCM VIII”), LCM REALTY IX, LLC, an Indiana limited liability company (“LCM IX”), LIPPERT COMPONENTS INTERNATIONAL SALES, INC., a Delaware corporation (“LCIS”), LIPPERT COMPONENTS MANUFACTURING, INC., a Delaware corporation (“LCM”) and ZIEMAN MANUFACTURING COMPANY, a California corporation (“Zieman”) (the Parent, together with the Issuer, DSI, IDS, Kinro, KM, KM II, LCM I, LCM II, LCM III, LCM IV, LCM V, LCM VI, LCM VII, LCM VIII, LCM IX, LCIS, LCM and Zieman, the “Stock Pledgors”), (Lippert, DSI, IDS, Kinro, KM, KM II, LCM I, LCM II, LCM III, LCM IV, LCM V, LCM VI, LCM VII, LCM VIII, LCM IX, LCIS, LCM and Zieman, the “Partnership Pledgors”) (each of the Parent, the Issuer, DSI, IDS, Kinro, KM, KM II, LCM I, LCM II, LCM III, LCM IV, LCM V, LCM VI, LCM VII, LCM VIII, LCM IX, LCIS, LCM and Zieman being referred to herein as a “Pledgor”), in favor of JPMorgan Chase Bank, N.A., as collateral agent (in such capacity, the “Notes Collateral Agent”) for the benefit of the Noteholders (as hereinafter defined).
Reference is hereby made to (i) that certain Fourth Amended and Restated Note Purchase and Private Shelf Agreement, dated as of April 27, 2016 (as the same from time to time may be amended, restated, supplemented or otherwise modified, the “Note Agreement”), by and among the Issuer and the Parent, on the one hand, and PGIM, Inc. (“Prudential”) and each of the holders from time to time of the Notes, on the other hand, pursuant to which, among other things, (A) the Issuer issued and sold to the Series A Purchasers its 3.35% Series A Senior Notes due March 20, 2020, in the aggregate original principal amount of $50,000,000 (as amended, restated, amended and restated, supplemented or otherwise modified and as in effect from time to time and including any such notes issued in substitution or exchange therefor, collectively, the “Series A Notes”) and (B) subject to the terms and conditions set forth therein, certain affiliates of Prudential (such affiliates, together with Prudential, the Series A Purchasers and their respective successors and assigns, collectively the “Noteholders”) are willing to consider, in their sole discretion and within limits which may be authorized for purchase by them from time to time, the purchase of additional senior secured promissory notes issued by the Issuer in the aggregate principal amount from time to time provided for therein (as amended, restated, amended and restated, supplemented or otherwise modified and as in effect from time to time and including any such notes issued in substitution or exchange therefor, collectively, the “Shelf Notes” and, together with the Series A Notes, collectively, the “Notes”), and (ii) that certain Amended and Restated Pledge and Security Agreement dated as of February 14, 2014 (as the same has been amended to date, the “Existing Pledge and Security Agreement”), which instrument the parties agree is being amended and restated hereby in its entirety. Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Note Agreement.
The Parent and each other Pledgor (other than the Issuer) has jointly and severally guaranteed all liabilities and obligations of the Issuer under and in respect of the Notes and the Note Agreement. The Noteholders’ agreement to enter into the Note Agreement and to consider the purchase from time to time of Notes under the Facility is subject, among other conditions, to receipt by the Notes Collateral Agent, on behalf of the Noteholders, of this Second Amended and Restated Pledge Agreement duly executed by the Pledgors. Each Pledgor wishes to grant security interests in favor of the Notes Collateral Agent, for the benefit of the Notes Collateral Agent and the Noteholders, in certain of the issued and outstanding capital stock, member interests, partnership interests and other ownership interests of all Subsidiaries of such Pledgor in accordance herewith to secure such Pledgor’s obligations and liabilities in respect of the Notes, the Note Agreement and the other Transaction Documents.

NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I.
Section 1.01.    Definitions.    In addition to the terms defined above, the following words and terms shall have the respective meanings, and it is hereby agreed with respect thereto, as follows:
“Agreement” shall mean this Second Amended and Restated Pledge and Security Agreement, as it shall be amended, restated, supplemented or otherwise modified from time to time.
“LLC” shall mean each of the limited liability companies listed in Annex 2 to Schedule II hereto.
“LLC Documents” shall mean the agreements, documents and/or certificates constituting or governing any LLC.
“Member” shall mean any member or manager in an LLC.
“Obligations” shall mean, collectively, (a) the due and punctual payment of (i) the principal of, Yield-Maintenance Amount or other premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes when and as due, whether at maturity, by acceleration, upon one or more dates set for repayment or prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (w) of the Issuer under the Note Agreement, (x) of the Parent under the Parent Guaranty, (y) of the Subsidiary Guarantors under the Subsidiary Guaranty, (z) of the Issuer and of the other Credit Parties under any other Transaction Documents (including this Agreement) to which the Issuer or such other Credit Parties are or are to be parties and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Issuer under or pursuant to the Note Agreement and of the Issuer and of the other Credit Parties under the other Transaction Documents (including the Parent Guaranty, the Subsidiary Guaranty and this Agreement).
“Partner” shall mean any partner in a Partnership.
“Partnership” shall mean each of the limited partnerships listed in Annex 1 to Schedule II hereto.
“Partnership Documents” shall mean the agreements, documents and/or certificates constituting or governing any Partnership.
ARTICLE II.
Section 2.01.    Pledge and Grant of Security Interest.
(a)    As security for the payment and performance in full of its Obligations, each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Notes Collateral Agent and grants (and hereby reconfirms such grant under the Existing Pledge and Security Agreement) to the Notes Collateral Agent for its benefit and the ratable benefit of the Noteholders, a first priority security interest in (i) the shares of capital stock listed below the name of such Pledgor on Schedule I and any shares of stock of any Subsidiary obtained in the future by such Pledgor and the certificates representing all such shares, excluding any Inactive Subsidiary and the shares of any CFC to the extent the number of shares would exceed 65% of the shares of capital stock of such CFC (the “Pledged Stock”), (ii) all of such Pledgor’s respective partnership and membership interests and related rights described in Schedule II and any other partnership interests, limited liability company membership interests or other equity interests in any Subsidiary obtained in the future by such Pledgor, excluding the respective partnership and membership interests of any CFC to the extent the number of respective partnership and membership interests would exceed 65% of the shares of the respective partnership and membership interests of such CFC (collectively, the “Pledged Interests”), (iii) all other property that may be delivered to and held by the Notes Collateral Agent (or its designee as provided in Section 2.01(b)) pursuant to the terms hereof, (iv) subject to Section 2.05, all payments of dividends and distributions, including, without limitation, all cash, instruments and other property (including, without limitation, any security entitlements or investment property), from time to time received, receivable or otherwise paid or distributed, in respect of, or in exchange for or upon the conversion of the securities and other property referred to in clauses (i), (ii) or (iii) above, (v) subject to Section 2.05, all rights and privileges of such Pledgor with respect to the securities (including, without limitation, any securities entitlements) and other property referred to in clauses (i), (ii), (iii) and (iv) above, (vi) any and all custodial accounts, securities accounts or other safekeeping accounts in which any of the foregoing property (and any property described in the following clauses (vii) and (viii)) may be deposited or held in, and any security entitlements or other rights relating thereto, (vii) any securities (as defined in the New York Uniform Commercial Code (the “UCC”)) constituted by any of the foregoing, and (viii) all proceeds (as defined in the UCC) of any of the foregoing (the items referred to in clauses (i) through (vii) above being collectively referred to as the “Collateral”). The Notes Collateral Agent acknowledges that the security interest in the Collateral granted herein is and shall be subject to the terms and conditions of the Intercreditor Agreement.
(b)    Upon delivery to the Notes Collateral Agent (or its designee as set forth below), any stock certificates, notes or other securities now or hereafter included in the Collateral (the “Pledged Securities”) shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Notes Collateral Agent, a duly executed Consent, Waiver and Recognition Agreement substantially in the form of Exhibit A hereto from each of the companies listed on Schedule II hereto, and by such other instruments and documents as the Notes Collateral Agent may request. Without limiting Section 2.02(b), (i) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Notes Collateral Agent may request, and (ii) upon the grant of a security interest in partnership interests, limited liability company membership interests or other equity interests in any Person now or hereafter included in the Collateral, there shall be executed and delivered to the Notes Collateral Agent (or its designee as set forth below) such instruments of consent, waiver, and recognition, from the issuer and other equity holders thereof (having provisions comparable to the Consent, Waiver and Recognition Agreement substantially in the form of Exhibit A hereto) and such other instruments and documents (including Uniform Commercial Code financing statements duly executed in proper form for filing in such offices as the Notes Collateral Agent shall require) as the Notes Collateral Agent may request; provided that in connection with any such partnership or membership interests or other equity interests in any Person organized under a jurisdiction other than the United States or a State thereof (x) which is prohibited by applicable law from executing and delivering such consent, waiver, and recognition, such consent, waiver, and recognition shall not be required or (y) which is required by applicable law to make any registration or filing in connection with or prior to the execution and delivery of such consent, waiver, and recognition, the applicable Pledgor shall use commercially reasonable efforts to make such registration or filing and to deliver such consent, waiver, and recognition. Each delivery of Pledged Securities and each such grant of a security interest shall be accompanied by a schedule describing the securities, securities entitlements, investment property and equity interests theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I or Schedule II, as applicable, and made a part hereof (provided that the failure to deliver any such schedule shall not impair the security interest hereunder of the Notes Collateral Agent in any Pledged Securities or Pledged Interests). Each schedule so delivered (except to the extent in error) shall supersede any prior schedules so delivered. So long as the obligations arising under or in respect of the Bank Credit Agreement are subject to the Intercreditor Agreement, the Notes Collateral Agent hereby designates the Collateral Agent to receive and hold any and all certificates, instruments, stock powers or other items evidencing the Collateral on behalf of the Notes Collateral Agent subject to, and in accordance with, the terms and provisions of the Intercreditor Agreement.
Section 2.02.    Deliveries.

(a)    Each Pledgor agrees promptly (i) to deliver or cause to be delivered to the Notes Collateral Agent (or its designee as provided in Section 2.01(b)) any and all Pledged Securities, and any and all certificates or other instruments or documents representing Collateral, and any other instruments referred to in Section 2.01(b)(i) endorsed to the Notes Collateral Agent (or its designee as provided in Section 2.01(b)) or in blank by an effective endorsement, provided that in no event shall any Pledgor be required to deliver any certificates or instruments evidencing Equity Interests of Inactive Subsidiaries unless such certificates or instruments are required to be delivered to any secured party under the Pledge Agreement (as defined in the Bank Credit Agreement), or (ii) to cause the certificate to be registered in the name of the Notes Collateral Agent (or its designee as provided in Section 2.01(b)), upon original issue or registration of transfer by the issuer thereof.
(b)    Upon execution and delivery hereof there shall be delivered to the Notes Collateral Agent a duly executed Consent, Waiver, and Recognition Agreement substantially in the form of Exhibit A hereto in respect of each Partnership and LLC.
(c)    With respect to such of the Collateral as constitutes an uncertificated security, (i) each Pledgor agrees to cause the issuer to register the Notes Collateral Agent (or its designee as provided in Section 2.01(b)) as the registered owner thereof, upon original issue or registration of transfer or (ii) the issuer agrees that it will comply with instructions with respect to such uncertificated security originated by the Notes Collateral Agent without further consent of the registered owner.
(d)    With respect to such of the Collateral as constitutes a “security entitlement” as defined in Article 8 of the UCC, the Pledgor agrees to cause the securities intermediary to indicate by book entry that such security entitlement has been credited to a securities account of the Notes Collateral Agent.
(e)    If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any note or other instrument (other than an instrument which constitutes chattel paper under the UCC), such note or other instrument shall be immediately pledged hereunder and a security interest therein hereby granted to the Notes Collateral Agent, and the same shall be duly endorsed without recourse or warranty in a manner reasonably satisfactory to the Notes Collateral Agent and delivered to the Notes Collateral Agent (or its designee as provided in Section 2.01(b)). If at any time any Pledgor’s right or interest in any of the Collateral becomes an interest in real property, such Pledgor immediately shall execute, acknowledge and deliver to Notes Collateral Agent (or its designee as provided in Section 2.01(b)) such further documents as the Required Holders reasonably deem necessary or advisable to create a first priority perfected mortgage lien in favor of the Notes Collateral Agent in such real property interest.
Section 2.03.    Representations; Warranties; Covenants. Each Pledgor hereby represents, warrants and covenants, to and with the Notes Collateral Agent and the Noteholders that:
(a)    (i) the Pledged Stock has been delivered to the Notes Collateral Agent (or its designee) in pledge hereunder, and represents that percentage as set forth on Schedule I of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto; and (ii) a first priority security interest in the Pledged Interests has been granted to the Notes Collateral Agent hereunder, and the Pledged Interests represent the interests in the Partnerships and the LLCs as set forth in Schedule II;
(b)    each Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Collateral indicated on Schedule I and Schedule II with respect to such Pledgor, (ii) holds the same free and clear of all Liens, except for the security interest granted in the Collateral hereunder and other Liens permitted under the Note Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of or create or suffer to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 2.05, will cause any and all Collateral to be forthwith deposited with the Notes Collateral Agent (or its designee as provided in Section 2.01(b)) and pledged or otherwise subject to the security interest created hereunder;

(c)    each Pledgor (i) has the power and authority to pledge or grant a security interest in the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein and the Lien of the Notes Collateral Agent for the ratable benefit of the Noteholders against any and all other Liens, however arising, of all Persons whomsoever, other than holders of Liens permitted under the Note Agreement.
(d)    no consent or approval (i) of any Governmental Authority or any securities exchange or (ii) of any other Person except any such Person whose consent has been obtained in writing and delivered to the Notes Collateral Agent, was or is necessary to the validity of the pledge or grant of a security interest effected hereby;
(e)    (i) when the Pledged Securities, certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Notes Collateral Agent (or its designee as provided in Section 2.01(b)) in accordance with this Agreement, the Notes Collateral Agent will have a valid and perfected first Lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and (ii) when Uniform Commercial Code Financing Statements in the form of Exhibit B hereto naming the appropriate Pledgor in accordance with Schedule II as debtor and the Notes Collateral Agent as secured party are filed in the respective offices as set forth in Schedule 2.03 hereto, the Notes Collateral Agent will have a valid and perfected first Lien upon and security interest in such Pledged Interests as security for the payment and performance of the Obligations;
(f)    the pledge and the grant of a security interest effected hereby are effective to vest in the Notes Collateral Agent, on behalf of itself and the Noteholders, the rights of the Notes Collateral Agent in the Collateral as set forth herein.
Section 2.04.    Registration in Nominee Name, Denominations; Further Assurances.
(a)    The Notes Collateral Agent, on behalf of itself and the Noteholders, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities and Pledged Interests in its own name, the name of its nominee or designee or the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Notes Collateral Agent (or its designee as provided in Section 2.01(b)). Each Pledgor will promptly give to the Notes Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities or Pledged Interests. The Notes Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement (and the surrender of any certificates to the issuer or any agent thereof for such purpose shall not constitute a release of the security interest of the Notes Collateral Agent in any such Pledged Securities represented thereby). If at any time the Pledged Interests are represented or evidenced by any certificates, the same shall promptly be delivered to the Notes Collateral Agent (or its designee as provided in Section 2.01(b)) in pledge hereunder together with any instruments of transfer requested by the Notes Collateral Agent.
(b)    Each Pledgor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Notes Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the pledge and the security interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the pledge, and the granting of the security interest hereunder and the filing of any financing statements or other documents in connection herewith.
Section 2.05.    Voting Rights; Dividends.
(a)    Unless and until an Event of Default shall have occurred and be continuing;
(i)    The Pledgors shall be entitled to exercise any and all voting and/or other consensual rights and powers accruing to them as owners of Pledged Securities and Pledged Interests for any purpose consistent with the terms of this Agreement, the Note Agreement and the other Transaction Documents; provided, however, that such action would not adversely affect the rights inuring to a holder of the Pledged Securities and Pledged Interests or the rights and remedies of any of the Noteholders or the Notes Collateral Agent under this Agreement or any other Transaction Document or the ability of the Noteholders or the Notes Collateral Agent to exercise the same.
(ii)    Each Pledgor shall be entitled to receive and retain any and all cash dividends and distributions paid on the Pledged Securities and cash distributions in respect of the Pledged Interests to the extent and only to the extent that such cash dividends and cash distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of the Note Agreement, the Intercreditor Agreement, the other Transaction Documents and applicable laws. All noncash dividends and distributions, and all dividends and distributions (whether in cash or otherwise) in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other payments, dividends, and distributions made on or in respect of the Pledged Securities or Pledged Interests, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or any amendment of any Partnership Document or LLC Document or the admission or withdrawal of any Partner or Member, or received in exchange for Pledged Securities or Pledged Interests or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer or Partnership may be a party or otherwise, shall (except as otherwise provided in the preceding sentence) be and become part of the Collateral, and, if received by a Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Notes Collateral Agent and shall be forthwith delivered to the Notes Collateral Agent (or its designee as provided in Section 2.01(b)) in the same form as so received (with any necessary endorsement)(any such cash to be applied in accordance with Section 2.07).
(b)    Upon the occurrence and during the continuation of an Event of Default, all rights of the Pledgors to exercise the voting and consensual rights and powers they are entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05, shall cease, and all such rights shall thereupon become vested in the Notes Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.
(c)    Upon the occurrence and during the continuation of an Event of Default, all rights of each Pledgor to dividends and other distributions that such Pledgor is authorized to receive pursuant to the first sentence of paragraph (a)(ii) above shall cease, and all such rights shall thereupon become vested in the Notes Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends and other distributions. All dividends and other distributions received by any Pledgor contrary to the provisions of this Section 2.05 shall be held in trust for the benefit of the Notes Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Notes Collateral Agent or its designee upon demand in the same form as so received (with any necessary endorsement) and shall be applied in accordance with the provisions of Section 2.07.
Section 2.06.    Possession, Sale of Collateral, Etc.
(a)    Upon the occurrence and during the continuation of an Event of Default, the Notes Collateral Agent may sell or cause to be sold, whenever it shall decide, in one or more sales or parcels, at such prices as it may deem best, and for cash, on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker’s board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except ten (10) days’ written notice to the Pledgor thereof of the time and place of such sale or other intended disposition of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, which notice each Pledgor hereby agrees to be commercially reasonable and shall constitute “reasonably authenticated notification of disposition” within the meaning of Section 9-611(b) of the UCC), and such other notices as may be required by applicable statute and cannot be waived), and any Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatever kind, including any equity of redemption, of any Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released. The Notes Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. At any sale or sales made pursuant to this Agreement, any Noteholder may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption of any Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, all or any portion of the Collateral offered for sale, and may make any payment on account thereof by using any claim for money then due and payable to such Noteholder by any Pledgor as a credit against the purchase price. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Notes Collateral Agent may (in its sole and absolute discretion) determine. The Notes Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Notes Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Notes Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Notes Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. For purposes hereof, (a) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (b) the Notes Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereof, notwithstanding the fact that after the Notes Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. Neither the Notes Collateral Agent nor any Noteholder shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and shall not be chargeable with any of the obligations or liabilities of any Pledgor. As an alternative to exercising the power of sale herein conferred upon it, the Notes Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC as in effect in the State of New York or its equivalent in other jurisdictions.
(b)    Each Pledgor hereby agrees that it will indemnify and hold the Notes Collateral Agent and the Noteholders, and their respective officers, directors, employees, agents, and representatives harmless (each, an “Indemnitee”) from and against any and all claims with respect to the Collateral asserted both before and after the taking of actual possession or control of the Collateral by the Notes Collateral Agent pursuant to this Agreement, or arising out of any act or omission of any party other than the Notes Collateral Agent prior to such taking of actual possession or control by the Notes Collateral Agent, or arising out of any act or omission of such Pledgor, or any agents thereof, before or after the commencement of such actual possession or control by the Notes Collateral Agent, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee or from a breach by such Indemnitee in bad faith of its obligations under this Agreement, (y) arise from a dispute solely among Indemnitees (and not as a result of any act or omission by the Pledgors or their Subsidiaries) other than claims against the Notes Collateral Agent in its capacity or in fulfilling its role as such or any similar role under or in connection this Agreement. To the extent not prohibited by applicable law, any Person seeking to be indemnified under this Section 2.06(b) shall, upon obtaining knowledge thereof, use commercially reasonable efforts to give prompt written notice to the applicable Pledgor of the commencement of any action or proceeding giving rise to such indemnification claim, provided that the failure to give such notice shall not relieve any Pledgor of any indemnification obligations hereunder.

(c)    In any action hereunder the Notes Collateral Agent shall be entitled to the appointment, without notice, of a receiver to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon such receiver. Notwithstanding the foregoing, upon the occurrence of an Event of Default, and during the continuation of such Event of Default, the Notes Collateral Agent shall be entitled to apply, without prior notice to any Pledgor, any cash or cash items constituting Collateral in the possession of the Notes Collateral Agent to payment of the Obligations.
Section 2.07.    Application of Proceeds.
(a)    Each Pledgor hereby agrees that it shall upon the occurrence and during the continuation of an Event of Default, (i) immediately turn over to the Notes Collateral Agent (or its designee as provided in Section 2.01(b)) any instruments (with appropriate endorsements) or other items constituting Collateral not then in the possession of the Notes Collateral Agent (or its designee as provided in Section 2.01(b)), the possession of which is required for the perfection of the Notes Collateral Agent’s security interest for its benefit and the ratable benefit of the Noteholders, all of which shall be held in trust for the benefit of the Notes Collateral Agent for its benefit and the ratable benefit of the Noteholders and not commingled prior to its coming into the Notes Collateral Agent’s (or its designee’s) possession, and (ii) take all steps necessary to cause all sums, monies, royalties, fees, commissions, charges, payments, advances, income, profits, and other amounts constituting proceeds of any Collateral to be deposited directly in an account of the Pledgor (or any of them) with the Notes Collateral Agent and to cause such sums to be applied to the satisfaction of the Obligations.
(b)    Subject to the terms of the Intercreditor Agreement, all proceeds from any collection or sale of the Collateral pursuant hereto, all Collateral consisting of cash, and all deposits in accounts of any Pledgor with the Notes Collateral Agent (or its designee as provided in Section 2.01(b)) shall be applied (i) first, to the payment of the fees and expenses of the Notes Collateral Agent incurred pursuant to, and any other Obligations payable to the Notes Collateral Agent under, this Agreement or any other Transaction Document, including costs and expenses of collection or sale, reimbursement of any advances, and any other costs or expenses in connection with the exercise of any rights or remedies hereunder or thereunder (including, without limitation, reasonable fees and disbursements of counsel), (ii) second, to the payment in full of the Obligations owed to the Noteholders in respect of the Notes and the Note Agreement, pro rata as among the Noteholders in accordance with the amounts of such Obligations owed to them, and (iii) third, to the payment of the Obligations (other than those referred to above) pro rata as among the Noteholders in accordance with the amounts of such Obligations owed to them. Any amounts remaining after such applications shall be remitted to the Pledgors or as a court of competent jurisdiction may otherwise direct. The Notes Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, cash, or balances in accordance with this Agreement.
Section 2.08.    Power of Attorney.
(a)    Each Pledgor does hereby irrevocably make, constitute and appoint the Notes Collateral Agent or any officer or designee thereof its true and lawful attorney‑in‑fact with full power in the name of the Notes Collateral Agent, and of such Pledgor, with power of substitution, to, upon the occurrence and during the continuation of an Event of Default, receive, open and dispose of all mail addressed to such Pledgor, to endorse any note, check, draft, money order, or other evidence of payment relating to the Collateral that may come into the possession of the Notes Collateral Agent, with full power and right to cause the mail of such Pledgor to be transferred to the Notes Collateral Agent’s own offices or otherwise; to communicate with any issuer of Pledged Securities or any Partnership or LLC; to commence or prosecute any suits, actions or proceedings to collect or otherwise realize upon any Collateral or enforce any rights in respect thereof; to settle, compromise, adjust or defend any claims in respect of any Collateral; to notify any issuer of Pledged Securities or any Partnership or LLC, or otherwise require them to make payment directly to the Notes Collateral Agent; to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do any and all other acts necessary or proper to carry out the intent of this Agreement and each other Transaction Document and the grant, confirmation and continuation of the security interests hereunder and thereunder. Such power of attorney is coupled with an interest and is irrevocable, and shall survive the bankruptcy, insolvency or dissolution of any or all of the Pledgors. Nothing herein contained shall be construed as requiring or obligating the Notes Collateral Agent or any Noteholder to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Notes Collateral Agent or any other Noteholder, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Notes Collateral Agent and the Noteholders shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. The provisions of this Section shall in no event relieve any Pledgor of any of its obligations hereunder or under the other Transaction Documents with respect to the Collateral or any part thereof or impose any obligation on the Notes Collateral Agent to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Notes Collateral Agent or any Noteholders of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any other Transaction Document, by law or otherwise. Any sale of Collateral pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.
(b)    Without limiting the preceding paragraph, each Pledgor does hereby further irrevocably make, constitute and appoint the Notes Collateral Agent or any officer or designee thereof its true and lawful attorney‑in‑fact with full power in the name of the Notes Collateral Agent and of such Pledgor, with power of substitution, (i) to enforce all of such Pledgor’s rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of itself and the Notes Collateral Agent and the Noteholders, (ii) to enter into and perform such agreements as may be reasonably necessary in order to carry out the terms, covenants and conditions of this Agreement that are required to be observed or performed by such Pledgor, (iii) to execute such other and further mortgages, pledges and assignments of the Collateral and filings or recordations in respect thereof as the Notes Collateral Agent may require for the purpose of protecting, maintaining or enforcing the security interest of the Notes Collateral Agent hereunder for the ratable benefit of itself and the Noteholders, (iv) to act as authorized in the following Section hereof, and (v) to do any and all other things reasonably necessary or proper to carry out the intention of this Agreement and the grant, confirmation, continuation and perfection of the security interests hereunder. Such power of attorney is coupled with an interest and is irrevocable, and shall survive the insolvency, bankruptcy, or dissolution of any or all of the Pledgors.
Section 2.09.    Financing Statements, Direct Payments, Confirmation . Each Pledgor hereby authorizes the Notes Collateral Agent to file Uniform Commercial Code financing statements (and any other filings) required in connection with the perfection or preservation of the security interest hereunder in respect of all or any part of the Collateral, and amendments thereto and continuations thereof with regard to such Collateral, without such Pledgor’s signature, or, in the alternative, to execute such items on behalf of such Pledgor pursuant to the powers of attorney granted in the preceding Section. Each Pledgor further authorizes the Notes Collateral Agent to confirm with any issuer of Pledged Securities or any Partnership or LLC the amounts payable to such Pledgor with regard to the Collateral. Each Pledgor hereby further authorizes the Notes Collateral Agent upon the occurrence and during the continuation of an Event of Default to notify any issuer of Pledged Securities or any Partnership or LLC that all sums payable to such Pledgor relating to the Collateral shall be paid directly to the Notes Collateral Agent.
Section 2.10.    Termination. The security interest granted hereunder shall terminate when all the Obligations have been fully, finally and indefeasibly paid and performed and the Facility has been terminated. Thereupon, the Notes Collateral Agent will, subject to the terms of the Intercreditor Agreement, return to the Pledgors the Pledged Securities and execute and deliver, at each Pledgor’s expense, UCC termination statements reasonably requested from time to time by such Pledgor evidencing the release of the security interest hereunder, all without recourse to or warranty by the Notes Collateral Agent.
Section 2.11.    Remedies Not Exclusive. The remedies conferred upon or reserved to the Notes Collateral Agent and the Noteholders in this Article and elsewhere in this Agreement are intended to be in addition to, and not in limitation of any other remedy available to the Notes Collateral Agent and the Noteholders.

Section 2.12.    Securities Laws, etc. In view of the position of the Pledgors in relation to the Pledged Securities and Pledged Interests, or because of other current or future circumstances, issues may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statue as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Securities or Pledged Interests permitted hereunder, the Pledgors understand that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Notes Collateral Agent if the Notes Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities or Pledged Interests, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities or Pledged Interests could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Notes Collateral Agent in any attempt to dispose of all or part of the Pledged Securities or Pledged Interests under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgors recognize that in light of the foregoing restrictions and limitations the Notes Collateral Agent may, with respect to any sale of the Pledged Securities or Pledged Interests, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities or Pledged Interests for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgors acknowledge and agree that in light of the foregoing restrictions and limitations, the Notes Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or Pledged Interests or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser (including without limitation, any Partner or Member) to effect such sale. The Pledgors acknowledge and agree that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Notes Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities or Pledged Interests at a price that the Notes Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Notes Collateral Agent sells.
Section 2.13.    No Assumption of Liability. The pledge and security interest hereunder is granted as security only and shall not subject the Notes Collateral Agent or any Noteholder to, or in any way alter or modify, any obligation or liability of any Pledgor with respect to or arising out of any of the Collateral. Each Pledgor shall remain liable to, at its own cost and expense, duly and punctually observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, including, without limitation, the Partnership Documents and the LLC Documents, all in accordance with the terms and conditions thereof, and each Pledgor agrees to indemnify and hold harmless the Notes Collateral Agent and the Noteholders from and against any and all liability for such performance.
ARTICLE III.

MISCELLANEOUS
Section 3.01.    No Discharge. All rights of the Notes Collateral Agent hereunder, the security interest granted hereunder, and the obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way diminished by (i) any lack of validity or enforceability of the Note Agreement, any other Transaction Document (including this Agreement, the Parent Guaranty or the Subsidiary Guaranty), any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Note Agreement, any other Transaction Document or any other agreement or instrument relating to the foregoing, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations, (iv) any exercise or nonexercise by the Notes Collateral Agent or any Noteholder of any right, remedy, power or privilege under or in respect of this Agreement, any other Transaction Document or applicable law, including, without limitation, any failure by the Notes Collateral Agent or any Noteholder to setoff or release in whole or in part any balance of any deposit account or credit on its books in favor of any Credit Party or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof, or (v) any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Credit Party or would otherwise, but for this specific provision to the contrary, operate as a discharge of or exonerate any Pledgor as a matter of law.
Section 3.02.    Amendment; Waiver. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Notes Collateral Agent with the written consent of the Required Holders Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in the same, similar or other circumstances. No waiver by the Notes Collateral Agent of any breach or default of or by any Pledgor under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring.
Section 3.03.    Survival; Severability.
(a)    All covenants, agreements, representations and warranties made by the Pledgors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Transaction Document shall be considered to have been relied upon by the Notes Collateral Agent and the Noteholders and shall survive the making by the Issuer of the Notes, and the execution and delivery of any Notes to the Noteholders, regardless of any investigation made by the Noteholders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Note or any other fee or amount payable under this Agreement or any other Transaction Document is outstanding and unpaid and as long as the Facility has not been terminated.
(b)    Any provision of this Agreement that is illegal, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the legality, validity or enforceability of such provisions in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or to otherwise amend this Agreement to achieve such result.
Section 3.04.    Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor, or the Notes Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. No Pledgor may assign or transfer any of its rights or obligations hereunder or any interest herein or in the Collateral except as expressly contemplated by this Agreement or the other Transaction Documents (and any such attempted assignment shall be void).
Section 3.05.    GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAWS OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
Section 3.06.    Headings. The Article and Section headings in this Agreement are for convenience only and shall not affect the construction hereof.

Section 3.07.    Notices. Notices, consents and other communications provided for herein shall (except as otherwise expressly permitted herein) be in writing and given as provided in Paragraph 13I of the Note Agreement. Communications and notices to the Notes Collateral Agent shall be given to it at its address at 4 New York Plaza, 15th Floor, New York, New York 10004, Attn: Institutional Trust Services, Fax No. 212-623-6166, or to such other address as shall have been designated by notice duly given hereunder. Communications and notices to any Pledgor shall be given to it at its address set forth in Schedule 3.07 hereto, or to such other address as shall have been designated by notice duly given hereunder.
Section 3.08.    Reimbursement of the Notes Collateral Agent.
(a)    The Pledgors jointly and severally agree to pay upon demand to the Notes Collateral Agent the amount of any and all reasonable and documented expenses, including the reasonable and documented fees and expenses of its counsel and of any experts or agents, that the Notes Collateral Agent may incur in connection with (i) the administration of this Agreement and the other Transaction Documents, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Notes Collateral Agent hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof. If the Pledgors shall fail to do any act or thing that they have covenanted to do hereunder or any representation or warranty of the Pledgors hereunder shall be breached, the Notes Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations the cost or expense incurred by the Notes Collateral Agent in so doing.
(b)    Any amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Transaction Document or any investigation made by or on behalf of the Notes Collateral Agent or any Noteholder. All amounts due under this Section shall be payable on written demand therefor and shall bear interest at the default rate (as provided in the Note Agreement and the Notes).
Section 3.09.    Counterparts; Additional Pledgors.
(a)    This Agreement may be executed in separate counterparts (delivery of any executed counterpart by facsimile transmission or electronic mail having the same effect as manual delivery thereof), each of which shall constitute an original, but all of which, when taken together, shall constitute but one Agreement.
(b)    Upon execution and delivery after the date hereof by the Notes Collateral Agent and a Subsidiary of the Parent of an instrument in the form of Exhibit C hereto, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of, or the failure to add, any new Pledgor as a party hereto, in each case whether or not required under the Note Agreement.
Section 3.10.    Entire Agreement; Jurisdiction; Consent to Service of Process.
(a)    Except as expressly herein provided, this Agreement and the other Transaction Documents constitute the entire agreement among the parties relating to the subject matter hereof. Any previous agreement among the parties with respect to the transactions contemplated hereunder is superseded by this Agreement and the other Transaction Documents. Except as expressly provided herein or in the other Transaction Documents, nothing in this Agreement or in any other Transaction Document, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or such other Transaction Documents.

(b)    Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Notes Collateral Agent or any Noteholder may otherwise have to bring any action or proceeding relating to this Agreement against any Pledgor or its properties in the courts of any jurisdiction.
(c)    Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the preceding paragraph. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 3.07. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 3.11.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
EACH OF THE PLEDGORS WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT EITHER OF THEM MAY HAVE TO CLAIM OR RECOVER FROM THE NOTES COLLATERAL AGENT OR ANY NOTEHOLDER IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers or representatives as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.
as Notes Collateral Agent

By: __________________________
Name Title

DREW INDUSTRIES INCORPORATED

By: _______________________________
Name: David M. Smith
Title: Chief Financial Officer

LIPPERT COMPONENTS, INC.

By: _______________________________
Name: David M. Smith
Title: Chief Financial Officer

LIPPERT COMPONENTS MANUFACTURING, INC.
LIPPERT COMPONENTS INTERNATIONAL SALES, INC.
ZIEMAN MANUFACTURING COMPANY
KINRO TEXAS, INC.
INNOVATIVE DESIGN SOLUTIONS, INC.
DSI ACQUISITION CORP.

By: _______________________________
Name: David M. Smith
Title: Chief Financial Officer

KM REALTY, LLC
KM REALTY II, LLC

By: _______________________________
Name: David M. Smith
Title: Chief Financial Officer

LCM REALTY, LLC
LCM REALTY II, LLC
LCM REALTY III, LLC
LCM REALTY IV, LLC
LCM REALTY V, LLC
LCM REALTY VI, LLC
LCM REALTY VII, LLC
LCM REALTY VIII, LLC
LCM REALTY IX, LLC

By: _______________________________
Name: David M. Smith
Title: Chief Financial Officer

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